UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S. MoPac Expressway Barton Oaks Plaza One Suite 250 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2019, the board of directors of Aeglea BioTherapeutics, Inc. (“Aeglea”) appointed Dr. Leslie Sloan, 47, as Chief Operating Officer, effective immediately. Dr. Sloan has served as Aeglea’s Vice President of Operations since August 2017. Prior to joining Aeglea, between March 2012 and April 2017, Dr. Sloan served in various roles of increasing responsibility at Ipsen Bioscience Inc., a biopharmaceutical company, including as Senior Director: Head of R&D Operational Excellence, Vice President, R&D Project Management & Analytics, leading the strategic and operational execution of its global R&D portfolio, and President of Ipsen Bioscience Inc. Prior to that, she also served as Senior Director at Pfizer, where she was a member of the R&D clinical candidate survival council and candidate quality guidelines committee. Dr. Sloan holds a B.S. in chemistry and medical biology from Southeastern Oklahoma State University and a Ph.D. in bio-organic chemistry from Yale University.

In connection with Dr. Sloan’s appointment as Chief Operating Officer, Aeglea’s board of directors approved an increase in her base salary to $355,000 per year, with an annual target bonus of 40% of her base salary. In addition, the board of directors granted Dr. Sloan, effective immediately, a stock option to purchase 36,000 shares of Aeglea’s common stock at an exercise price of $8.06 per share, which will vest in equal monthly installments over four years, subject to Dr. Sloan’s continued service to Aeglea. Aeglea has also entered into its standard form of indemnification and change of control severance agreements with Dr. Sloan, in substantially the forms filed as Exhibits 10.1 and 10.7, respectively, to Aeglea’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 7, 2019, which forms of agreement are incorporated herein by reference.

There are no arrangements or understandings between Dr. Sloan and any other persons, pursuant to which she was appointed as Chief Operating Officer, no family relationships among any of the Company’s directors or executive officers and Dr. Sloan and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: March 8, 2019	By:	/s/ Charles N. York II
Charles N. York II
Chief Financial Officer

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